UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2015

APOLLO COMMERCIAL

REAL ESTATE FINANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34452	27-0467113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Apollo Global Management, LLC 9 West 57th Street, 43rd Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 515-3200

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase Agreement

On September 18, 2015, Apollo Commercial Real Estate Finance, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with QH RE Asset Company LLC, a Qatar limited liability company and a wholly owned subsidiary of the Qatar Investment Authority (the “Purchaser”), pursuant to which, the Purchaser purchased from the Company 8,823,529 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a purchase price of $17.00 per share, and 8,000,000 shares of the Company’s 8.00% Fixed-to-Floating Series B Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock” and, together with the Common Stock, the “Private Placement Shares”) with a liquidation preference of $25.00 per share at a purchase price of $24.71 per share (the “Private Placement”), resulting in gross proceeds to the Company of $347.68 million. The Private Placement Shares were issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

The information about the Series B Preferred Stock under Item 3.03 of this Current Report on Form 8-K, including the summary description of the powers, preferences and privileges of the Series B Preferred Stock, is incorporated herein by reference.

Following completion of the Private Placement on September 21, 2015, the Company had 67,145,252 shares of its Common Stock outstanding, 3,450,000 shares of its 8.625% Series A Cumulative Redeemable Perpetual Preferred Stock outstanding and 8,000,000 shares of its Series B Preferred Stock outstanding. In connection with the transaction, the Company agreed to pay a placement agent fee of $500,000 to Apollo Global Securities, LLC.

The preceding description is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreements

The Purchaser is entitled to the benefits of two registration rights agreements with respect to the Common Stock and the Series B Preferred Stock, respectively (the “Registration Rights Agreements”), between the Company and the Purchaser, each dated September 18, 2015, which will require the Company to, among other things, use commercially reasonable efforts to file with the Securities and Exchange Commission on or before the date that is 180 days after the date of the Purchase Agreement, resale shelf registration statements providing for the resale of the Common Stock and the Series B Preferred Stock.

The preceding description is qualified in its entirety by reference to the Registration Rights Agreements, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The offer and sale of the Private Placement Shares to the Purchaser was exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2). The Purchaser has represented to the Company that it is an “accredited investor” as defined in Regulation D promulgated under the Securities Act and that the Private Placement Shares are not being acquired with a view to, or for offer or sale in connection with, any distribution of the Private Placement Shares in violation of the Securities Act. The Company has not engaged in a general solicitation or advertising with regard to the issue and sale of the Private Placement Shares and has not offered securities to the public in connection with this issuance and sale.

Item 3.03	Material Modifications to Rights of Security Holders.

On September 18, 2015, the Company filed with the State Department of Assessments and Taxation of Maryland (the “SDAT”) Articles Supplementary (the “Articles Supplementary”) to its charter, classifying and designating 8,000,000 shares of its authorized capital stock as shares of the Series B Preferred Stock. A description of the material terms of the Series B Preferred Stock, as contained within the Articles Supplementary, is set forth below. Capitalized terms not defined herein shall have the meaning set forth in the Articles Supplementary.

Securities

8,000,000 shares of 8.00% Fixed-to-Floating Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share. So long as any shares of Series B Preferred Stock are outstanding, the approval of two-thirds of the votes entitled to be cast by the holders of outstanding shares of Series B Preferred Stock is required to issue additional shares of Series B Preferred Stock.

Dividends

Holders of the Series B Preferred Stock will be entitled to receive cumulative cash dividends, (i) from, and including, the original date of issuance of the Series B Preferred Stock to, but excluding, September 20, 2020, at a rate of 8.00% per annum of the $25.00 liquidation preference per share of Series B Preferred Stock (equivalent to a fixed annual amount of $2.00 per share of Series B Preferred Stock); and (ii) from, and including, September 20, 2020 and thereafter, the greater of (i) a rate per annum equal to three-month LIBOR as calculated on each applicable date of determination plus a spread of 6.46% of the $25.00 liquidation preference and (ii) 8.00%. Dividends on the Series B Preferred Stock will be payable quarterly in arrears on or about the 15th day of January, April, July and October of each year. The first dividend on the Series B Preferred Stock is payable on January 15, 2016.

No Maturity

The Series B Preferred Stock has no stated maturity date and, except as set forth below under “Change of Control Redemption,” the Company is not required to repurchase or redeem the Series B Preferred Stock. Accordingly, shares of Series B Preferred Stock will remain outstanding indefinitely, unless the Company decides to redeem them or, under certain circumstances where a “Change of Control” has occurred, as described under “Change of Control” below. The Company is not required to set aside funds to redeem the Series B Preferred Stock.

Ranking

The Series B Preferred Stock will, with respect to rights to receive dividends and to participate in distributions or payments upon liquidation, dissolution or winding up of the Corporation, rank (a) senior to the Company’s common stock and any other class or series of junior stock the Company may authorize or issue in the future, if any, (b) on parity with the Company’s 8.625% Series A Cumulative Redeemable Perpetual Preferred Stock and any class or series of stock the Company may issue in the future that, pursuant to the terms thereof, ranks on parity with the Series B Preferred Stock as to the payment of dividends and amounts upon liquidation, dissolution or winding up of the Company and (c) junior to any class or series of stock the Company may authorize or issue in the future that, pursuant to the terms thereof, rank senior to the Series B Preferred Stock as to the payment of dividends or amounts upon liquidation, dissolution or winding up of the Company.

Optional Redemption

Except in instances relating to preservation of the Company’s qualification as a real estate investment trust for U.S. federal income tax purposes, the Company may not voluntarily redeem the Series B Preferred Stock prior to September 21, 2020. On and after September 21, 2020, the Company may, at its option, redeem the Series B Preferred Stock, in whole, at any time, or in part, from time to time, for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends (whether or not declared) to, but not including, the date of redemption (unless the applicable redemption date is after the record date fixed for a Series B Preferred Stock dividend and prior to the corresponding dividend payment date, in which case no additional amount for such accrued and unpaid dividend will be included in the redemption price). Any partial redemption will be selected pro rata or by any other equitable method the Company may choose acting reasonably.

To the extent that the Company has exercised its optional redemption right relating to the Series B Preferred Stock before the applicable conversion date, holders of Series B Preferred Stock will not be permitted to exercise the conversion right described below in respect of any shares called for redemption.

Change of Control Redemption

Upon the occurrence of a Change of Control (as defined below), the Company will be obligated to redeem the Series B Preferred Stock in whole if the holders of a majority of the shares of Series B Preferred Stock outstanding on the date of the Change of Control elect to cause the Company to redeem the outstanding shares of Series B Preferred Stock, subject to any shares that may be converted as described in “Conversion Rights” below, as soon as practicable and in any event within 120 days after the first date on which such Change of Control has occurred for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends (whether or not declared) to, but not including, the redemption date (unless such redemption date is after the record date fixed for a Series B Preferred Stock dividend and prior to the corresponding dividend payment date, in which case no additional amount for such accrued and unpaid dividend will be included in the redemption price).

A “Change of Control” is when the following have occurred:

(a) (1) the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Company’s capital stock entitling that person to exercise more than 50% of the total voting power of all shares of the Company’s capital stock entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

      (2) following the closing of any transaction referred to in (a)(1) above, neither the Company nor the acquiring or surviving entity has a class of common securities (or American Depository Receipts representing such common securities) listed on the New York Stock Exchange (the “NYSE”), the NYSE MKT (the “NYSE MKT” or the NASDAQ Stock Market (“NASDAQ”), or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE MKT or the NASDAQ (an “Ownership Change of Control”); or

(b) if ACREFI Management, LLC or an affiliate of Apollo Global Management, LLC is no longer the external manager of the Company.

Conversion Rights	Upon the occurrence of an Ownership Change of Control, each holder of Series B Preferred Stock will have the right to convert some or all of such holder’s Series B Preferred Stock into a number of shares of the Company’s common stock, per share of Series B Preferred Stock, equal to the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference plus the amount of any accrued and unpaid dividends (whether or not declared) to, but not including, the date fixed for conversion (unless the conversion date is after the record date fixed for a Series B Preferred Stock dividend and prior to the corresponding

Series B Preferred Stock dividend payment date, in which case no additional amount for such accrued and unpaid dividend will be included in this sum) by (ii) the Common Stock Price (as defined below); provided, however, that in no event will the total number of shares of the Company’s common stock to be issued upon conversion (when taken together with any common stock purchased by the Purchaser (as defined in that certain Purchase Agreement by and between the Company and the Purchaser, dated September 18, 2015)) exceed the number of shares that would be permitted to be issued to the Purchaser upon conversion of the Series B Preferred Stock in the absence of a stockholder vote taken in advance of the issuance of the Series B Preferred Stock under Item 312.00 of the Listed Company Manual of the NYSE, as reasonably determined by the Company’s Board of Directors or a committee thereof (such limitation is referred to the “NYSE Conversion Limitation”).

The “Common Stock Price” will be:

(i) if the consideration to be received in connection with the transaction that resulted in the Ownership Change of Control by holders of the Common Stock is solely cash, the amount of cash consideration per share of Common Stock;

(ii) if the consideration to be received in the Ownership Change of Control by holders of Common Stock is other than solely cash, including cash, other securities or other property or assets (or any combination thereof), a holder of Series B Preferred Stock shall be entitled to receive upon conversion of such shares of Series B Preferred Stock the average of the closing prices per share of Common Stock on the ten consecutive trading days immediately preceding, but not including, the effective date of the Ownership Change of Control; and

(iii) if there is not a readily determinable closing price for the Common Stock or other consideration, the fair market value of the common stock or such other consideration, as determined in good faith by the Board of Directors or a committee thereof (the “Alternative Conversion Consideration,” and the Common Stock Conversion Consideration or the Alternative Conversion Consideration, as may be applicable to an Ownership Change of Control, shall be referred to herein as the “Conversion Consideration”).

If, upon the occurrence of an Ownership Change of Control, a holder of Series B Preferred Stock exercises such holder’s right to convert some or all of such holder’s Series B Preferred Stock into the Company’s common stock, but the NYSE Conversion Limitation operates to limit the number of shares of the Company’s common stock that the Company may issue to any such holder upon such conversion, the Series B Preferred Stock that may be converted in accordance with the NYSE Conversion Limitation shall be so converted into shares of the Company’s common stock in accordance with Articles Supplementary for the Series B Preferred Stock, while the balance of such shares of Series B Preferred Stock shall be redeemed for cash at a redemption price equal to the price that would be paid if such remaining shares of Series B Preferred Stock were redeemed as set forth under “Change of Control Redemption.”

If the Company has provided an optional redemption notice with respect to some or all of the Series B Preferred Stock, holders of any Series B Preferred Stock that the Company has called for redemption pursuant to its optional redemption right will not be permitted to exercise their conversion right in respect of any of their shares of Series B Preferred Stock that have been called for redemption, and any share of Series B Preferred Stock subsequently called for redemption that has been tendered for conversion will be redeemed on the applicable date of redemption instead of converted on the conversion date.

Liquidation Preference

If the Company liquidates, dissolves or winds up, holders of the Series B Preferred Stock will have the right to receive $25.00 per share, plus an amount per share equal to accrued and unpaid dividends (whether or not earned or declared) to, but not including, the date of payment, before any payments are made to holders of the Company’s common stock or other junior securities.

Voting Rights

Holders of the Series B Preferred Stock will generally have no voting rights. However, if dividends on the Series B Preferred Stock are in arrears for six quarterly dividend periods (whether or not consecutive), the holders of the Series B Preferred Stock (and the holders of any other class or series of parity preferred stock upon which like voting rights have been conferred and are exercisable (voting together as a single class)) will have the right to elect two directors until the Company pays (or declares and sets aside for payment) all dividends that are then in arrears. In addition, so long as any shares of Series B Preferred Stock are outstanding, the affirmative vote of at least two-thirds of the votes entitled to be cast by holders of outstanding shares of Series B Preferred Stock (and the holders of any other class or series of parity preferred stock upon which like voting rights have been conferred and are exercisable (voting together as a single class)) is required for the Company to authorize, create or increase the authorized number of any class or series of senior equity securities or, subject to certain exceptions, to amend its charter (including the Articles Supplementary) in a manner that materially and adversely affects the rights of the Series B Preferred Stock.

So long as any shares of Series B Preferred Stock are outstanding, the approval of two-thirds of the votes entitled to be cast by the holders of outstanding shares of Series B Preferred Stock is required to issue additional shares of Series B Preferred Stock.

The preceding description is qualified in its entirety by reference to the Articles Supplementary, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A specimen certificate for the Series B Preferred Stock is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 18, 2015, the Company filed Articles Supplementary with the SDAT designating the preferences, conversion and other rights, voting powers, restrictions, limitations on dividends and other distributions, qualifications and terms and conditions of redemption of the Series B Preferred Stock. The Articles Supplementary were effective upon filing. The information about the Articles Supplementary under Item 3.03 of this Current Report on Form 8-K, including the summary description of the preferences, conversion and other rights, voting powers, restrictions, limitations on dividends and other distributions, qualifications and terms and conditions of redemption of the Series B Preferred Stock, is incorporated herein by reference. A copy of the Articles Supplementary is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A specimen certificate for the Series B Preferred Stock is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On September 21, 2015, the Company issued a press release announcing that it had completed the Private Placement discussed in Item 3.02 above, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference. The information in this Item 8.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Item 8.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act.

Neither this Current Report nor the information contained in this Current Report shall constitute an offer to sell or a solicitation of an offer to buy any securities.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Purchase Agreement dated September 18, 2015 by and between Apollo Commercial Real Estate Finance, Inc. and QH RE Asset Company LLC

3.1	Articles Supplementary designating Apollo Commercial Real Estate Finance, Inc.’s 8.00% Fixed-to-Floating Series B Cumulative Redeemable Perpetual Preferred Stock filed with the State Department of Assessments and Taxation of Maryland on September 18, 2015

4.1	Specimen Stock Certificate of Apollo Commercial Real Estate Finance, Inc.’s 8.00% Fixed-to-Floating Series B Cumulative Redeemable Perpetual Preferred Stock

10.1	Registration Rights Agreement with respect to Apollo Commercial Real Estate Finance, Inc.’s Common Stock dated September 18, 2015 by and between Apollo Commercial Real Estate Finance, Inc. and QH RE Asset Company LLC

10.2	Registration Rights Agreement with respect to Apollo Commercial Real Estate Finance, Inc.’s Series B Preferred Stock dated September 18, 2015 by and between Apollo Commercial Real Estate Finance, Inc. and QH RE Asset Company LLC

99.1	Press Release issued by Apollo Commercial Real Estate Finance, Inc. on September 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

APOLLO COMMERCIAL REAL ESTATE FINANCE, INC.

By:	/s/ Megan B. Gaul
	Name:	Megan B. Gaul
	Title:	Chief Financial Officer, Treasurer and Secretary

Date: September 23, 2015

EXHIBIT INDEX

1.1	Purchase Agreement dated September 18, 2015 by and between Apollo Commercial Real Estate Finance, Inc. and QH RE Asset Company LLC

3.1	Articles Supplementary designating Apollo Commercial Real Estate Finance, Inc.’s 8.00% Fixed-to-Floating Series B Cumulative Redeemable Perpetual Preferred Stock filed with the State Department of Assessments and Taxation of Maryland on September 18, 2015

4.1	Specimen Stock Certificate of Apollo Commercial Real Estate Finance, Inc.’s 8.00% Fixed-to-Floating Series B Cumulative Redeemable Perpetual Preferred Stock

10.1	Registration Rights Agreement with respect to Apollo Commercial Real Estate Finance, Inc.’s Common Stock dated September 18, 2015 by and between Apollo Commercial Real Estate Finance, Inc. and QH RE Asset Company LLC

10.2	Registration Rights Agreement with respect to Apollo Commercial Real Estate Finance, Inc.’s Series B Preferred Stock dated September 18, 2015 by and between Apollo Commercial Real Estate Finance, Inc. and QH RE Asset Company LLC

99.1	Press Release issued by Apollo Commercial Real Estate Finance, Inc. on September 21, 2015